Russian Invasion of Ukraine	12 Months Ended
Dec. 31, 2022
Russian Invasion of Ukraine [Abstract]
Russian Invasion of Ukraine

28	Russian invasion of Ukraine
In late February 2022, Russian military forces launched significant military action against Ukraine and continued sustained conflict and disruption in the region are likely. In response to Russia’s invasion of Ukraine, the United States, the European Union, the United Kingdom and several other countries have imposed far-reaching
sanctions and export control restrictions on Russian entities and individuals.
As the Group does not have financial exposure in Russia and Ukraine, the Company has not been impacted by the conflict so far. The Company will continue to monitor this situation to further evaluate possible future impacts on our operations.